Exhibit 99
                                                                      ----------

                                 Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Covanta Energy Corporation does hereby certify, to his knowledge, that:

         The Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 13, 2003
                                                  /s/ Scott G. Mackin
                                        -------------------------------------
                                                   Scott G. Mackin
                                         President and Chief Executive Officer


Dated: May 13, 2003
                                                 /s/ Scott G. Mackin
                                        -------------------------------------
                                                  Scott G. Mackin
                                             Principal Financial Officer






         A signed original of this written statement required by Section 906 has been provided to Covanta Energy Corporation and will be retained by Covanta Energy Corporation and furnished to the Securities and Exchange Commission or its staff upon request.